SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                               September 30, 2003
                              ---------------------
                Date of Report (Date of earliest event reported)


                            Link2 Technologies, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)



                                   Nevada
                                   ------
                 (State or other jurisdiction of incorporation)


     333-100046                                   52-2360156
     ----------                                   ----------
(Commission  File  Number)                     (IRS  Employer
                                             Identification  No.)


   3235 West 4th Avenue, Suite 101, Vancouver, British Columbia, Canada  V6K 1R8
   -----------------------------------------------------------------------------
    (address of principal executive offices)                          (Zip Code)


                                (604) 736-4989
                                --------------
              (Registrant's telephone number, including area code)

ITEM  5.  OTHER  EVENTS.

On September 30, 2003, LINK2 TECHNOLOGIES, INC. (the "Company") entered into a definitive Share Exchange Agreement (the "Agreement") in the form attached hereto as Exhibit 2.1, with CINTEL CO., LTD., a Korean corporation ("CINTEL") and the shareholders of CINTEL (the "Shareholders"). The Agreement provides for the acquisition by the Company from the Shareholders of 100% of the issued and outstanding capital stock of CINTEL. In exchange, the Shareholders shall receive 16,683,300 post-split shares of the Company.

At the present time, the Company has 21,077,500 shares issued and outstanding. As a condition to closing, the Company will cancel 11,827,500 of its issued shares and reverse split the remaining 9,250,000 shares on a 2 for 5 basis, leaving 3,700,000 shares of the Company issued and outstanding. Following the issuance of 16,683,300 post-split shares of the Company in the share exchange, there will be a total of 20,383,300 shares issued and outstanding with 82% of that amount held by the current shareholders of CINTEL.

The closing of the share exchange is set for the first business day following the completion of the contingencies to the exchange as set forth in the Agreement. If the contingencies are not performed on or before October 30, 2003, either the Company or CINTEL may unilaterally cancel the Agreement and all transactions contemplated thereby. Upon closing, the officers and directors of the Company will resign and will cause the nominees of CINTEL to fill applicable vacancies.

Upon completion of the share exchange, the business operations of CINTEL will constitute virtually all of the business operations of the Company. CINTEL develops network solutions to address technical limitations to the Internet. CINTEL has developed what it believes is the first Korean server load balancing technology. CINTEL is now focused on the development of advanced solutions for Internet traffic management, and on developing quality of service solutions. The business operations of CINTEL are located in Seoul Korea.

Included in this Form 8-K are forward-looking statements. There can be no assurance that expectations reflected in such forward-looking statements will prove to be correct. The Company's actual results could differ materially from those anticipated in the forward-looking statements as a result of certain factors including the potential inability of the parties to the Agreement to perform the contingencies which the share exchange is subject to.

Item  7.  Exhibits.


          Exhibit
            No.                           Description
            ---                           -----------

2.1 Share  Exchange  Agreement, dated September 30, 2003,
            by and between the Company, CINTEL and the Shareholders of CINTEL.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Link2  Technologies,  Inc.


                                        /s/ Robert Sawatsky
                                   By:  ---------------------------------
                                        Robert  Sawatsky
Date:  September  30,  2003             Chief  Executive  Officer